Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	69,979.87
Total Transaction Valuation	457,086,052.80
Total Offset Amount	69,979.87
Net Fee	$ 0.00